Exhibit 10.4
AMENDMENT TO CONTRACT OF SALE
     This Amendment to Contract of Sale (“Amendment”), the effective date of which is June 2, 2006, is entered into by TR HIDDEN LAKE PARTNERS, LTD., a Texas limited partnership (“Seller”) and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company (“Buyer”). Buyer and Seller are sometimes collectively referred to herein as the “Parties”.
Recitals
     A. WHEREAS, Seller and Buyer entered into that certain Contract of Sale (the “Agreement”) with an Effective Date of May 4, 2006, pursuant to which Seller agreed to sell and Buyer agreed to purchase certain improved real property located in Bexar County, Texas, more particularly described in the Agreement;
     B. WHEREAS, pursuant to the terms of the Agreement, the Feasibility Period expired May 5, 2006, but was then extended to May 12, 2006, and then June 2, 2006, pursuant to letter agreements by and between Seller and Buyer dated May 5, 2006, and May 25, 2006, respectively; and
     C. WHEREAS, Seller and Buyer mutually desire to amend certain provisions of the Agreement.
Agreement
     NOW, THEREFORE, for and in consideration of the mutual promises and agreements set forth herein entered into by Buyer and Seller, the receipt and sufficiency of which is acknowledged, Seller and Buyer agree as follows:
1.	The parties hereto have agreed that the “Feasibility Period” as defined in Section 5(a) of the Agreement will expire July 10, 2006.

2.	All terms defined in the Agreement and denoted by initial capital letters shall have the same meanings provided in the Agreement when used in this Amendment, except to the extent that the moaning of any defined term is modified by or expressly set forth in the provisions of this Amendment.

3.	This Amendment may be executed in multiple originals, each of which shall constitute an original for all purposes and together which shall constitute a fully executed agreement. A facsimile signature shall be deemed an original signature for all purposes.

     IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment to be effective as of June 2, 2006.

SELLER:

TR HIDDEN LAKE PARTNERS, LTD.,
a Texas limited partnership

By:	TRDC Hidden Lake Partners, Ltd.,
a Texas limited partnership, its general partner

	By:	Thompson Realty Development Corporation,
a Texas corporation, its general partner

		By:	/s/ W.T. Field
		Name:	W.T. Field
		Title:	President

BUYER:

TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability company

By:	/s/ Louis Rogers

Name:	Louis Rogers
Title:	President